POWER OF ATTORNEY


     I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, Lennert J. Leader and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3, and any required amendments or supplements thereto, (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                                   /S/STEPHEN M. CASE


                                POWER OF ATTORNEY


     I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, Lennert J. Leader and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3, and any required amendments or supplements thereto, (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of January, 1998.



                                   /S/DANIEL F. AKERSON


                                POWER OF ATTORNEY


     I, Robert J. Frankenberg, whose signature appears below, constitute and appoint Stephen M. Case, Lennert J. Leader and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3, and any required amendments or supplements thereto, (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of January, 1998.



                                   /S/ROBERT J. FRANKENBERG


                                POWER OF ATTORNEY


     I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, Lennert J. Leader and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3, and any required amendments or supplements thereto, (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of February, 1998.



                                   /S/ALEXANDER M. HAIG, JR.


                                POWER OF ATTORNEY


     I, William Melton, whose signature appears below, constitute and appoint Stephen M. Case, Lennert J. Leader and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3, and any required amendments or supplements thereto, (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                                   /S/WILLIAM MELTON


                                POWER OF ATTORNEY


     I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, Lennert J. Leader and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3, and any required amendments or supplements thereto, (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of February, 1998.



                                   /S/THOMAS MIDDELHOFF


                                POWER OF ATTORNEY


     I, Robert Pittman, whose signature appears below, constitute and appoint Stephen M. Case, Lennert J. Leader and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-3, and any required amendments or supplements thereto, (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of January, 1998.



                                   /S/ROBERT PITTMAN